SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            Form 8-K


                         Current Report
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  August 7, 2000



                 CALIFORNIA SOFTWARE CORPORATION
     (Exact name of registrant as specified in its charter)



      Nevada             001-15769           88-0408446
  (State or Other       (Commission         (IRS Employer
  Jurisdiction of      File Number)      Identification No.)
  Incorporation)



                         2485 McCabe Way
                    Irvine, California 92614
            (Address of principal executive offices)


                         (949) 553-8900
      (Registrant's telephone number, including area code)


                         Not Applicable
 (Former name or former address, if changed since last report.)

Item 5.Other Events

       On August 7, 2000, California Software Corporation announced that it will restate its financial statements for 1999 and for the first quarter of 2000. For additional information, reference is made to the news release dated August 7, 2000 which is incorporated herein by reference as is attached hereto as
Exhibit 99.1


Item 7.Financial Statements and Exhibits

       (a)    Financial statements of businesses acquired.

              Not Applicable.

       (b)    Pro forma financial information.

              Not applicable.

       (c)    Exhibits.

              99.1 Text of Press Release dated August 7, 2000.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CALIFORNIA SOFTWARE CORPORATION

Date:  August 10, 2000
By:___________________________________
/s/Carol Conway DeWees,
President